UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on December 17, 2023, the Debtors filed the Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related proposed form of Disclosure Statement with the Bankruptcy Court and on January 2, 2024, the Debtors filed the First Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of Disclosure Statement with the Bankruptcy Court. On January 15, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate (the “Amended Proposed Plan”) and a related, amended proposed form of Disclosure Statement (the “Amended Proposed Disclosure Statement”) with the Bankruptcy Court.

The Amended Proposed Plan has been updated to reflect, among other terms, (i) that, with respect to claims held by professionals retained for the Chapter 11 Cases, the Debtors and Distribution Trust (as defined in the Amended Proposed Plan) are authorized to pay such claims without further Bankruptcy Court approval and (ii) that the director and officer insurance policies of the Debtors will be retained by the Debtors in the event that they are reorganized and will otherwise be retained by the Distribution Trust. The terms of the Amended Proposed Plan continue to provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the Chapter 11 Cases.

Copies of the Amended Proposed Plan and the Amended Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Although the Debtors intend to pursue the objectives and the terms set forth in the Amended Proposed Plan and the Amended Proposed Disclosure Statement, there can be no assurance that the Amended Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the transactions set forth in the Amended Proposed Plan or any similar transaction, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Amended Proposed Plan. Accordingly, neither the Debtors’ filing of the Amended Proposed Plan and Amended Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Amended Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Amended Proposed Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Amended Proposed Plan and the Amended Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Proposed Plan or Amended Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at www.kccllc.net/proterra. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information contained in Item 7.01 and Exhibits 99.1 - 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the Amended Proposed Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Debtors’ Second Amended Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate.

99.2	Debtors’ Second Amended Proposed Disclosure Statement for Debtors’ Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2024

PROTERRA INC

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer